SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934


Date of Report:  November 10, 2004
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(Date of earliest event reported)


                  Wachovia Commercial Mortgage Securities, Inc.
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             (Exact name of registrant as specified in its charter)

      North Carolina              333-108944-07               56-1643598
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      (State or Other              (Commission             (I.R.S. Employer
      Jurisdiction of              File Number)           Identification No.)
      Incorporation)




    301 South College Street, Charlotte, North Carolina       28288-0166
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        (Address of principal executive offices)              (Zip Code)



      Registrant's telephone number, including area code: (704) 374-6161

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Item 8.01.  Other Events.

            On November 10, 2004, a single series of mortgage pass-through certificates, entitled Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2004-C15 (the "Certificates"), was issued pursuant to a pooling and servicing agreement (the "Pooling Agreement") attached hereto as Exhibit 4.1, and dated as of November 1, 2004, among Wachovia Commercial Mortgage Securities, Inc., as depositor (the "Registrant"), Wachovia Bank, National Association, as master servicer and special servicer with respect to the 180 Maiden Lane Whole Loan, Clarion Partners, LLC, as special servicer except with respect to the 180 Maiden Lane Whole Loan, and Wells Fargo Bank, N.A., as trustee. The Certificates consist of thirty-six classes (each, a "Class") of Certificates, seven of which Classes are designated as the "Class A-1 Certificates", the "Class A-2 Certificates", the "Class A-3 Certificates", the "Class A-4 Certificates", the "Class B Certificates", the "Class C Certificates", and the "Class D Certificates" (collectively, the "Offered Certificates"); and twenty-nine of which Classes are designated as the "Class A-1A Certificates, the "Class E Certificates", the "Class F Certificates", the "Class G Certificates", the "Class H Certificates", the "Class J Certificates", the "Class K Certificates", the "Class L Certificates", the "Class M Certificates", the "Class N Certificates", the " Class O Certificates", the "Class P Certificates", the "Class X-C Certificates", the "Class X-P Certificates", the "Class 175WJ-A", the "Class 175WJ-B", the "Class 175WJ-C", the "Class 175WJ-D", the "Class 175WJ-E", the "Class 180ML-A", the "Class 180ML-B", the "Class 180ML-C", the "Class 180ML-D", the "Class 180ML-E", the "Class 180ML-F", the "Class 180ML-G", the "Class Z Certificates", the "Class R-I Certificates" and the "Class R-II Certificates" (collectively, the "Private Certificates"). The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of 89 commercial mortgage loans (the "Mortgage Loans") having an aggregate principal balance as of the Cut-Off Date of approximately $1,279,479,000. Each Mortgage Loan is secured by a mortgage lien on a fee or leasehold interest in an income producing property. Certain of the Mortgage Loans (the "Wachovia Loans") were acquired by the Registrant from Wachovia Bank, National Association ("Wachovia") pursuant to a Mortgage Loan Purchase Agreement, dated as of November 1, 2004, between the Registrant and Wachovia, and certain of the Mortgage Loans (the "Artesia Loans") were acquired by the Registrant from Artesia Mortgage Capital Corporation ("Artesia", and collectively with Wachovia, the "Sellers") pursuant to a Mortgage Loan Purchase Agreement, dated as of November 1, 2004, between the Registrant and Artesia. The source of funds for payment of the purchase price for the Wachovia Loans and the Artesia Loans paid by the registrant to the Sellers was derived from the sale of the Certificates by the Registrant to Wachovia Capital Markets, LLC ("Wachovia Securities"), Goldman, Sachs & Co. ("Goldman") and Greenwich Capital Markets, Inc. ("Greenwich") pursuant to an Underwriting Agreement, dated October 29, 2004, among the Registrant, Wachovia, Wachovia Securities, Goldman and Greenwich (pertaining to the Offered Certificates), and a Certificate Purchase Agreement, dated October 29, 2004, among the Registrant, Wachovia, and Wachovia Securities (pertaining to the Class A-1A, Class X-C, Class X-P, Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class O, Class P, Class 175WJ-A, Class 175WJ-B, Class 175WJ-C, Class 175WJ-D, Class 175WJ-E, Class 180ML-A, Class 180ML-B, Class 180ML-C, Class 180ML-D, Class 180ML-E, Class 180ML-F, and Class 180ML-G Certificates). The Registrant is a wholly-owned limited purpose finance subsidiary of Wachovia. On November 1, 2004, the Registrant transferred the Mortgage Loans to the Trust Fund pursuant to the Pooling Agreement. The consideration received by the Registrant in exchange for such transfer consisted of the Certificates. The Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus, dated October 29, 2004, and the Prospectus Supplement, dated October 29, 2004 as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b)(5). Capitalized terms used but not otherwise defined herein have the meanings set forth in the Prospectus Supplement.

Item 9.01   Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Financial Statements - Not Applicable.

(b) Pro Forma Financial Information - Not Applicable.

(c) Exhibits.

Item 601(a) of
Regulation S-K
Exhibit No.          Description
-----------          -----------

(1.1) Underwriting Agreement, dated October 29, 2004, among Wachovia Commercial Mortgage Securities, Inc., Wachovia Bank, National Association, Wachovia Capital Markets, LLC, Goldman, Sachs & Co., and Greenwich Capital Markets, Inc.

(4.1) Pooling and Servicing Agreement, dated as of November 1, 2004, among Wachovia Commercial Mortgage Securities, Inc., as depositor, Wachovia Bank, National Association, as master servicer and special servicer with respect to the 180 Maiden Lane Whole Loan, Clarion Partners, LLC., as special servicer except with respect to the 180 Maiden Lane Whole Loan, and Wells Fargo Bank, N.A., as trustee.

(99.1) Mortgage Loan Purchase Agreement, dated as of November 1, 2004 between Wachovia Commercial Mortgage Securities, Inc. and Wachovia Bank, National Association.

(99.2) Mortgage Loan Purchase Agreement, dated as of November 1, 2004, between Wachovia Commercial Mortgage Securities, Inc. and Artesia Mortgage Capital Corporation.

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            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                  WACHOVIA COMMERCIAL MORTGAGE SECURITIES, INC.



                                  By:    /s/ William J. Cohane
                                      ---------------------------------------
                                      Name:  William J. Cohane
                                      Title: Managing Director

Date:  November 10, 2004